ADDENDUM #1 TO OPTION AGREEMENT

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This Addendum made this 31st day of December, 2007

BETWEEN:

SCOTT C. HOUGHTON, of Box 73575, 1014 Robson Street, Vancouver, BC V6E 4L9

OF THE FIRST PART

AND

BIG BEAR RESOURCES, INC. of 804 – 1238 Melville Street, Vancouver, BC V6E 4N2

OF THE SECOND PART

WHEREAS:

A.

On January 23, 2007, the Parties entered in an Option Agreement (the “Agreement”) for

B.

The Parties have agreed to amend certain terms of the Agreement.

NOW, THEREFORE, this Addendum shall supersede and replace the following sections of the Agreement.

4.

Grant and Exercise of Option

(b)

The Option shall be exercised by the Optionee:

(iii)

incurring Exploration Expenditures of up to $32,000 US on the Property as follows:

(A)

$2,000 US on or before December 31, 2008;

(B)

A further $10,000 on or before June 30, 2009; and

(C)

A further $20,000 US on or before December 31, 2009.

IN WITNESS WHEREOF the Parties hereto have executed this Agreement as of the day and year first above written.

OPTIONOR:

OPTIONEE:

/s/ Scott C. Houghton

/s/ Scott C. Houghton

SCOTT C. HOUGHTON

BIG BEAR RESOURCES, INC.

BY:  SCOTT C. HOUGHTON, PRESIDENT